UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

Allion Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17821	11-2962027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, New York 11747

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (631) 547-6520

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 14, 2008, Allion Healthcare, Inc. issued a press release announcing that its 2008 Annual Meeting of Stockholders is expected to be held on June 24, 2008, at 8:00 a.m., Eastern Standard Time, at the Hilton Huntington, Executive Room 3, located at 598 Broadhollow Road, Melville, New York 11747.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
Number	Description
99.1	Press release dated April 14, 2008.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLION HEALTHCARE, INC. (Registrant)
April 14, 2008	/s/ Stephen A. Maggio
By: Stephen A. Maggio
Its: Interim Chief Financial Officer